SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) August 20, 2002
                                                          ---------------


                   SPECTRAFAX CORP. a/k/a SEREFEX CORPORATION
                     --------------------------------------
             (exact name of registrant as specified in its charter)


FLORIDA                                                               59-2412164
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

645 Penobscot Building, Suite #1300, Detroit, MI 48226.
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(Address of principal executive offices)

Registrant's telephone number, including area code:           (313) 237-8743.
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
          Item 7.  Financial Statements and Exhibits.

          (c) Exhibits.

                  99.1  Certification of Brian Dunn.

          Item 9.  Regulation FD Disclosure.

          The Certification of Brian Dunn required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          SEREFEX CORPORATION

                                          formerly SPECTRAFAX CORPORATION
                                          /s/ BRIAN DUNN
                                          ------------------------
                                          Brian Dunn
                                          President

                                          Dated: August 20, 2002